SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Under Rule 14a-12

                         THE ADVISORS' INNER CIRCLE FUND
                -----------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1)       Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------
        2)       Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------
        4)       Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------
        5)       Total fee paid:

        -----------------------------------------------------------------------


[ ]     Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)       Amount Previously Paid:

        -----------------------------------------------------------------------
        2)       Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------
        3)       Filing Party:

        -----------------------------------------------------------------------
        4)       Date Filed:

                                                    THE ADVISORS' INNER CIRCLE FUND

               Acadian Emerging Markets Portfolio                                  ICM Small Company Portfolio
                     AIG Money Market Fund                                         Japan Smaller Companies Fund
                 Analytic Defensive Equity Fund                                       LSV Value Equity Fund
                Analytic Global Long-Short Fund                              The McKee International Equity Portfolio
                Analytic Short-Term Income Fund                                Rice Hall James Micro Cap Portfolio
                    Cambiar Opportunity Fund                                 Rice Hall James Small/Mid Cap Portfolio
               Cambiar International Equity Fund                                Rice Hall James Mid Cap Portfolio
                   Cambiar Conquistador Fund                                  Sterling Capital Small Cap Value Fund
            Chicago Asset Management Value Portfolio                              Sterling Capital Balanced Fund
                      CB Core Equity Fund                                       Synovus Large Cap Core Equity Fund
                   Chartwell U.S. Equity Fund                                       Synovus Mid Cap Value Fund
                 Chartwell Small Cap Value Fund                                Synovus Intermediate-Term Bond Fund
         Commerce Capital Government Money Market Fund                         Synovus Georgia Municipal Bond Fund
    Commerce Capital Treasury Obligations Money Market Fund                      Toews S&P 500 Hedged Index Fund
                  FMA Small Company Portfolio                                   Toews Nasdaq-100 Hedged Index Fund
                        FMC Select Fund                                               TS&W Equity Portfolio
                    FMC Strategic Value Fund                                       TS&W Fixed Income Portfolio
              Haverford Quality Growth Stock Fund                              TS&W International Equity Portfolio
                     HGK Equity Value Fund                                    United Association S&P 500 Index Fund


                               101 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110
                            ------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 18, 2005

         Notice is hereby given that a Special Meeting of Shareholders (the "Special Meeting") of The Advisors' Inner Circle Fund (the "Trust") will be held at the offices of SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456, on February 18, 2005 at 11:00 a.m. Eastern Time. The Special Meeting is being called for the purpose of considering the proposal set forth below and to transact such other business as may be properly brought before the Special Meeting.

PROPOSAL:  To elect members to the Board of Trustees of the Trust.

         Only shareholders of the Trust at the close of business on December 23, 2004, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

         SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. A POSTAGE PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE SO THAT YOU MAY RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. YOU MAY ALSO VOTE EASILY AND QUICKLY BY TELEPHONE OR THROUGH THE INTERNET AS DESCRIBED IN THE ENCLOSED PROXY CARD. TO DO SO, PLEASE FOLLOW THE INSTRUCTIONS INCLUDED ON YOUR ENCLOSED PROXY CARD. IT IS MOST IMPORTANT AND IN YOUR INTEREST FOR YOU TO VOTE SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

                                                  By Order of the Trustees,


                                                  James S. Volk
                                                  President

Dated: [___________], 2005

                                                    THE ADVISORS' INNER CIRCLE FUND

               Acadian Emerging Markets Portfolio                                  ICM Small Company Portfolio
                     AIG Money Market Fund                                         Japan Smaller Companies Fund
                 Analytic Defensive Equity Fund                                       LSV Value Equity Fund
                Analytic Global Long-Short Fund                              The McKee International Equity Portfolio
                Analytic Short-Term Income Fund                                Rice Hall James Micro Cap Portfolio
                    Cambiar Opportunity Fund                                 Rice Hall James Small/Mid Cap Portfolio
               Cambiar International Equity Fund                                Rice Hall James Mid Cap Portfolio
                   Cambiar Conquistador Fund                                  Sterling Capital Small Cap Value Fund
            Chicago Asset Management Value Portfolio                              Sterling Capital Balanced Fund
                      CB Core Equity Fund                                       Synovus Large Cap Core Equity Fund
                   Chartwell U.S. Equity Fund                                       Synovus Mid Cap Value Fund
                 Chartwell Small Cap Value Fund                                Synovus Intermediate-Term Bond Fund
         Commerce Capital Government Money Market Fund                         Synovus Georgia Municipal Bond Fund
    Commerce Capital Treasury Obligations Money Market Fund                      Toews S&P 500 Hedged Index Fund
                  FMA Small Company Portfolio                                   Toews Nasdaq-100 Hedged Index Fund
                        FMC Select Fund                                               TS&W Equity Portfolio
                    FMC Strategic Value Fund                                       TS&W Fixed Income Portfolio
              Haverford Quality Growth Stock Fund                              TS&W International Equity Portfolio
                     HGK Equity Value Fund                                    United Association S&P 500 Index Fund


                               101 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110

                           --------------------------

                                 PROXY STATEMENT

                           --------------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                                FEBRUARY 18, 2005

         This proxy statement is furnished by the Board of Trustees of The Advisors' Inner Circle Fund (the "Trust") in connection with the solicitation of proxies for use at the special meeting of shareholders (the "Special Meeting") of the Trust to be held on Friday, February 18, 2005, at 11:00 a.m. Eastern Time, or at any adjournment thereof, at the offices of SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. It is expected that the Notice of Special Meeting, this proxy statement, and a proxy card will be mailed to shareholders on or about January 6, 2005.

SUMMARY

         At the Special Meeting, all shareholders will be asked to vote to elect members to the Board of Trustees of the Trust. If you do not expect to be present at the Special Meeting and wish your shares to be voted, please vote your proxy by mail, telephone or Internet allowing sufficient time for the proxy to be received on or before the close of business on [_____]. If your proxy is properly returned by that date, shares represented by your proxy will be voted at the Special Meeting in accordance with your instructions. However, if no instructions are specified on the proxy with respect to a proposal, the proxy will be voted FOR the approval of the proposal and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Special Meeting. Shareholders may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Trust, by delivering a subsequently dated proxy, or by attending and voting at the Special Meeting.

         The close of business on December 23, 2004 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournment thereof. Each full share will be entitled to one vote at the Special Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. As of the Record Date, the Trust's net assets and the approximate number shares outstanding were as follows:

---------------------------------------------------------------------- --------------------------- ---------------------------
FUND                                                                           NET ASSETS              SHARES OUTSTANDING
---------------------------------------------------------------------- --------------------------- ---------------------------
Acadian Emerging Markets Portfolio
---------------------------------------------------------------------- --------------------------- ---------------------------
AIG Money Market Fund
---------------------------------------------------------------------- --------------------------- ---------------------------
Analytic Defensive Equity Fund
---------------------------------------------------------------------- --------------------------- ---------------------------
Analytic Global Long-Short Fund
---------------------------------------------------------------------- --------------------------- ---------------------------
Analytic Short-Term Income Fund
---------------------------------------------------------------------- --------------------------- ---------------------------
Cambiar Opportunity Fund
---------------------------------------------------------------------- --------------------------- ---------------------------
Cambiar International Equity Fund
---------------------------------------------------------------------- --------------------------- ---------------------------
Cambiar Conquistador Fund
---------------------------------------------------------------------- --------------------------- ---------------------------
Chicago Asset Management Value Portfolio
---------------------------------------------------------------------- --------------------------- ---------------------------
CB Core Equity Fund
---------------------------------------------------------------------- --------------------------- ---------------------------
Chartwell U.S. Equity Fund
---------------------------------------------------------------------- --------------------------- ---------------------------
Chartwell Small Cap Value Fund
---------------------------------------------------------------------- --------------------------- ---------------------------
Commerce Capital Government Money Market Fund
---------------------------------------------------------------------- --------------------------- ---------------------------
Commerce Capital Treasury Obligations Money Market Fund
---------------------------------------------------------------------- --------------------------- ---------------------------
FMA Small Company Portfolio
---------------------------------------------------------------------- --------------------------- ---------------------------
FMC Select Fund
---------------------------------------------------------------------- --------------------------- ---------------------------
FMC Strategic Value Fund
---------------------------------------------------------------------- --------------------------- ---------------------------
Haverford Quality Growth Stock Fund
---------------------------------------------------------------------- --------------------------- ---------------------------
HGK Equity Value Fund
---------------------------------------------------------------------- --------------------------- ---------------------------
ICM Small Company Portfolio
---------------------------------------------------------------------- --------------------------- ---------------------------
Japan Smaller Companies Fund
---------------------------------------------------------------------- --------------------------- ---------------------------
LSV Value Equity Fund
---------------------------------------------------------------------- --------------------------- ---------------------------
The McKee International Equity Portfolio
---------------------------------------------------------------------- --------------------------- ---------------------------
Rice Hall James Micro Cap Portfolio
---------------------------------------------------------------------- --------------------------- ---------------------------
Rice Hall James Small/Mid Cap Portfolio
---------------------------------------------------------------------- --------------------------- ---------------------------
Rice Hall James Mid Cap Portfolio
---------------------------------------------------------------------- --------------------------- ---------------------------
Sterling Capital Small Cap Value Fund
---------------------------------------------------------------------- --------------------------- ---------------------------
Sterling Capital Balanced Fund
---------------------------------------------------------------------- --------------------------- ---------------------------
Synovus Large Cap Core Equity Fund
---------------------------------------------------------------------- --------------------------- ---------------------------
Synovus Mid Cap Value Fund
---------------------------------------------------------------------- --------------------------- ---------------------------
Synovus Intermediate-Term Bond Fund
---------------------------------------------------------------------- --------------------------- ---------------------------
Synovus Georgia Municipal Bond Fund
---------------------------------------------------------------------- --------------------------- ---------------------------
Toews S&P 500 Hedged Index Fund
---------------------------------------------------------------------- --------------------------- ---------------------------
Toews Nasdaq-100 Hedged Index Fund
---------------------------------------------------------------------- --------------------------- ---------------------------
TS&W Equity Portfolio
---------------------------------------------------------------------- --------------------------- ---------------------------
TS&W Fixed Income Portfolio
---------------------------------------------------------------------- --------------------------- ---------------------------
TS&W International Equity Portfolio
---------------------------------------------------------------------- --------------------------- ---------------------------
United Association S&P 500 Index Fund
---------------------------------------------------------------------- --------------------------- ---------------------------

EXPENSES

         The expenses of the Special Meeting will be borne proportionately by each series of the Trust based on the assets of such series. The solicitation of proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers and service providers of the Trust.

         UPON REQUEST, THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY, TO A SHAREHOLDER. ANNUAL REPORTS AND SEMI-ANNUAL REPORTS MAY BE OBTAINED BY WRITING TO THE TRUST C/O SEI INVESTMENTS COMPANY, ONE FREEDOM VALLEY DRIVE, OAKS, PENNSYLVANIA 19456 OR BY CALLING 1-800-[___]-[____].

                             DISCUSSION OF PROPOSAL

INTRODUCTION

         At the Special Meeting, it is proposed that ten Trustees be elected to hold office until their successors are duly elected and qualified. The persons named in the accompanying proxy intend, in the absence of contrary instructions, to vote all proxies on behalf of the shareholders for the election of Robert A. Nesher, William M. Doran, John T. Cooney, Robert A. Patterson, Eugene B. Peters, James M. Storey, George J. Sullivan, Betty L. Krikorian, Charles E. Carlbom, and Mitchell A. Johnson (each a "Nominee" and collectively, the "Nominees"). FOR THE REASONS DISCUSSED BELOW, THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF ALL NOMINEES.

GENERAL INFORMATION

         The Trust's Board of Trustees currently consists of seven Trustees, five of whom have been elected by shareholder vote and two of whom have been appointed by the Board. At a meeting held on November 16, 2004, the Board of Trustees approved the nomination of Robert A. Nesher, William M. Doran, John T. Cooney, Robert A. Patterson, Eugene B. Peters, James M. Storey, and George J. Sullivan, each of whom is a current member of the Board. If approved by shareholders at the Special Meeting, they will continue to serve as members of the Board of Trustees of the Trust. At the meeting, the Board of Trustees also approved the nomination of Betty L. Krikorian, Charles E. Carlbom, and Mitchell
A. Johnson, each a Trustee candidate ("Candidate") to the Board. If approved by shareholders at the Special Meeting, the Candidates will begin serving as members of the Board of Trustees of the Trust immediately following the Special Meeting.

         You are being asked to approve the election of the Nominees as Trustees of the Trust to 1) ensure there is a sufficient number of independent Trustees to permit the Trust to rely on certain exemptive rules, and 2) satisfy certain requirements of Section 16 of the Investment Company Act of 1940, as amended (the "1940 Act").

         The SEC recently adopted certain amendments to rules under the 1940 Act which permit an investment company to rely on certain exemptive rules IF at least 75% of the members of such company's Board is independent. Currently, only 71% of the Trust's Board members are independent. If all of the Nominees are approved, including each Candidate, 80% of the Board's members will be independent immediately following the Special Meeting.

         Section 16(a) of the 1940 Act generally requires the trustees of an investment company be elected by shareholder vote. Section 16(a) provides, however, that trustees may be appointed without the election by shareholders if, immediately after such appointment, at least two-thirds of the trustees then holding office have been elected by shareholders. Currently, five of the seven Trustees have been elected by shareholders. If the three Candidates were appointed to the Board, immediately following such appointment only five of ten, or one-half, of the Board would be elected by shareholder vote, thus failing to meet the two-thirds requirement. Accordingly, the Board has determined that it would be in the best interests of shareholders to call a special meeting at this time and recommend the election by shareholders of each Nominee.

         Each of the Nominees has consented to being named in this proxy statement and serving as a Trustee if elected. The Trust knows of no reason why any Nominee would be unable or unwilling to serve if elected. Because the Trust does not hold regular annual shareholder meetings, each Nominee, if elected, will hold office until the earlier of his resignation or his successor is duly appointed or elected and qualified.

INFORMATION REGARDING TRUSTEES AND NOMINEES

         The business and affairs of the Trust are managed under the direction of its Board of Trustees. The table below provides basic information about each Nominee and each current Trustee. The "Fund Complex" consists of each separate series ("Fund") within the Trust. The mailing address for each Nominee, except William M. Doran, is One Freedom Valley Drive, Oaks, Pennsylvania 19456. The mailing address for Mr. Doran is 1701 Market Street, Philadelphia, Pennsylvania 19103. The following information is provided for each Nominee:

------------------- -------------- ------------------- --------------------- --------------- --------------------------------
                                                                                NUMBER OF
                                                                             PORTFOLIOS IN
                                                                              FUND COMPLEX
                                                                              OVERSEEN BY
                     POSITION(S)    TERM OF OFFICE          PRINCIPAL          TRUSTEE OR
                      HELD WITH      AND LENGTH OF        OCCUPATION(S)       NOMINEE FOR      OTHER DIRECTORSHIPS HELD BY
  NAME AND AGE        THE TRUST       TIME SERVED      DURING PAST 5 YEARS      TRUSTEE      TRUSTEE OR NOMINEE FOR TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
NOMINEES FOR INTERESTED TRUSTEES (CURRENTLY SERVE AS INTERESTED TRUSTEES)*
------------------- -------------- ------------------- --------------------- --------------- --------------------------------
William M. Doran,   Trustee        No set term;        Self-employed               38        Director of SEI Investments
64                                 served since 1992   Consultant since                      Company, SEI Investments
                                                       2003. Partner,                        Distribution Co. Trustee of
                                                       Morgan, Lewis &                       The Advisors' Inner Circle
                                                       Bockius LLP (law                      Fund II, Expedition Funds, The
                                                       firm) from 1976 to                    MDL Funds, SEI Asset
                                                       2003, counsel to                      Allocation Trust, SEI Daily
                                                       the Trust, SEI                        Income Trust, SEI
                                                       Investments, the                      Institutional International
                                                       Administrator and                     Trust, SEI Institutional
                                                       the Distributor.                      Investments Trust, SEI
                                                                                             Institutional Managed Trust,
                                                                                             SEI Index Funds, SEI Liquid
                                                                                             Asset Trust and SEI Tax Exempt
                                                                                             Trust
------------------- -------------- ------------------- --------------------- --------------- --------------------------------
Robert A. Nesher,   Chairman of    No set term;        Currently performs          38        Trustee of The Advisors' Inner
58                  the Board of   served since 1991   various services on                   Circle Fund II, Bishop Street
                    Trustees                           behalf of SEI                         Funds, Expedition Funds, The
                                                       Investments for                       MDL Funds, SEI Global Master
                                                       which Mr. Nesher is                   Fund, plc, SEI Global Assets
                                                       compensated.                          Fund, plc, SEI Global
                                                                                             Investments Fund, plc, SEI
                                                                                             Investments Global, Limited,
                                                                                             SEI Absolute Return Master
                                                                                             Fund, L.P., SEI Opportunity
                                                                                             Master Fund, L.P., SEI
                                                                                             Absolute Return Fund, L.P.,
                                                                                             SEI Opportunity Fund, L.P.,
                                                                                             SEI Asset Allocation Trust,
                                                                                             SEI Daily Income Trust, SEI
                                                                                             Institutional International
                                                                                             Trust, SEI Institutional
                                                                                             Investments Trust, SEI
                                                                                             Institutional Managed Trust,
                                                                                             SEI Liquid Asset Trust and SEI
                                                                                             Tax Exempt Trust
-----------------------------------------------------------------------------------------------------------------------------
NOMINEES FOR INDEPENDENT TRUSTEES (CURRENTLY SERVE AS INDEPENDENT TRUSTEES)*
------------------- -------------- ------------------- --------------------- --------------- --------------------------------
John T. Cooney, 77  Trustee        No set term;        Vice Chairman of            38        Trustee of The Advisors' Inner
                                   served since 1993   Ameritrust Texas                      Circle Fund II, The MDL Funds,
                                                       N.A., 1989-1992,                      and the Expedition Funds
                                                       and MTrust Corp.,
                                                       1985-1989
------------------- -------------- ------------------- --------------------- --------------- --------------------------------
Robert A.           Trustee        No set term;        Pennsylvania State          38        Director, Pennsylvania
Patterson, 87                      served since 1993   University, Senior                    Research Corp.  Member and
                                                       Vice President,                       Treasurer (Emeritus), Board of
                                                       Treasurer                             Trustees of Grove City
                                                       (Emeritus);                           College. Trustee of The
                                                       Financial and                         Advisors' Inner Circle Fund
                                                       Investment                            II, The MDL Funds, and the
                                                       Consultant,                           Expedition Funds
                                                       Professor of
                                                       Transportation
                                                       since 1984
------------------- -------------- ------------------- --------------------- --------------- --------------------------------

------------------- -------------- ------------------- --------------------- --------------- --------------------------------
                                                                                NUMBER OF
                                                                             PORTFOLIOS IN
                                                                              FUND COMPLEX
                                                                              OVERSEEN BY
                     POSITION(S)    TERM OF OFFICE          PRINCIPAL          TRUSTEE OR
                      HELD WITH      AND LENGTH OF        OCCUPATION(S)       NOMINEE FOR      OTHER DIRECTORSHIPS HELD BY
  NAME AND AGE        THE TRUST       TIME SERVED      DURING PAST 5 YEARS      TRUSTEE      TRUSTEE OR NOMINEE FOR TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
NOMINEES FOR INTERESTED TRUSTEES (CURRENTLY SERVE AS INTERESTED TRUSTEES)*
------------------- -------------- ------------------- --------------------- --------------- --------------------------------
Eugene B. Peters,   Trustee        No set term;        Private investor            38        Trustee of The Advisors' Inner
75                                 served since 1993   from 1987 to present                  Circle Fund II, The MDL Funds,
                                                                                             and the Expedition Funds
------------------- -------------- ------------------- --------------------- --------------- --------------------------------
James M. Storey,    Trustee        No set term;        Attorney, Solo              38        Trustee of The Advisors' Inner
73                                 served since 1994   Practitioner since                    Circle Fund II, The MDL Funds,
                                                       1994                                  the Expedition Funds, State Street
                                                                                             Research Funds, Massachusetts Health
                                                                                             and Education Tax-Exempt Trust, SEI
                                                                                             Asset Allocation Trust, SEI Daily
                                                                                             Income Trust, SEI Index Funds, SEI
                                                                                             Institutional International Trust,
                                                                                             SEI Institutional Investments Trust,
                                                                                             SEI Institutional Managed Trust,
                                                                                             SEI Liquid Asset Trust and SEI
                                                                                             Tax Exempt Trust
------------------- -------------- ------------------- --------------------- --------------- --------------------------------
George J.           Trustee        No set term;        Chief Executive             38        Trustee, State Street
Sullivan, 62                       served since 1999   Officer, Newfound                     Navigator Securities Lending
                                                       Consultants Inc.                      Trust.  Trustee of The
                                                       since April 1997                      Advisors' Inner Circle Fund
                                                                                             II, The MDL Funds, the
                                                                                             Expedition Funds, SEI Absolute
                                                                                             Return Master Fund, LP, SEI
                                                                                             Asset Allocation Trust, SEI
                                                                                             Daily Income Trust, SEI Index
                                                                                             Funds, SEI Institutional
                                                                                             International Trust, SEI
                                                                                             Institutional Investments Trust,
                                                                                             SEI Institutional Managed Trust,
                                                                                             SEI Liquid Asset Trust, SEI
                                                                                             Opportunity Master Fund and SEI
                                                                                             Tax Exempt Trust
-----------------------------------------------------------------------------------------------------------------------------
NOMINEES FOR INDEPENDENT TRUSTEES (CURRENTLY CANDIDATES)*
------------------- -------------- ------------------- --------------------- --------------- --------------------------------
Betty L.            N/A            N/A                 Self-Employed Legal         38        N/A
Krikorian, 61                                          and Financial
                                                       Services Consultant
                                                       since 2003. State
                                                       Street Bank Global
                                                       Securities and Cash
                                                       Operations from
                                                       1995 to 2003.

------------------- -------------- ------------------- --------------------- --------------- --------------------------------

------------------- -------------- ------------------- --------------------- --------------- --------------------------------
                                                                                NUMBER OF
                                                                             PORTFOLIOS IN
                                                                              FUND COMPLEX
                                                                              OVERSEEN BY
                     POSITION(S)    TERM OF OFFICE          PRINCIPAL          TRUSTEE OR
                      HELD WITH      AND LENGTH OF        OCCUPATION(S)       NOMINEE FOR      OTHER DIRECTORSHIPS HELD BY
  NAME AND AGE        THE TRUST       TIME SERVED      DURING PAST 5 YEARS      TRUSTEE      TRUSTEE OR NOMINEE FOR TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
NOMINEES FOR INTERESTED TRUSTEES (CURRENTLY SERVE AS INTERESTED TRUSTEES)*
-----------------------------------------------------------------------------------------------------------------------------
Charles E.          N/A            N/A                 Self-Employed               38        Director, Crown Pacific Inc.
Carlbom, 70                                            Business
                                                       Consultant,
                                                       Business Projects
                                                       Inc. since 1997.
                                                       CEO and President,
                                                       United Grocers Inc.
                                                       from 1997 to 2000.
------------------- -------------- ------------------- --------------------- --------------- --------------------------------
Mitchell A.         N/A            N/A                 Retired.                    38        Director, Federal Agricultural
Johnson, 62                                                                                  Mortgage Corporation
------------------- -------------- ------------------- --------------------- --------------- --------------------------------

* Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Trustees." Mssrs. Doran and Nesher are deemed interested Trustees by virtue of their affiliation with the Trust's Distributor.

COMPENSATION OF TRUSTEES AND OFFICERS

         The officers of the Trust do not receive any direct compensation from the Trust. Each Trustee who is not an officer, employee or director of the investment adviser to any Fund or its affiliates receives an aggregate annual fee plus a fee per meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with attendance at Board and committee meetings) from the Trust. Payment of such fees and expenses is allocated between each respective Fund. The aggregate compensation payable by the Trust to each of the Trustees serving during the year ended December 31, 2003 is set forth in the compensation table below.

------------------------------- ----------------------- ----------------------- ---------------------- -----------------------
                                                                                                                TOTAL
                                                       PENSION OR RETIREMENT                                COMPENSATION
                                      AGGREGATE                BENEFITS           ESTIMATED ANNUAL       FROM FUND AND FUND
                                COMPENSATION FROM THE      ACCRUED AS PART          BENEFITS UPON         COMPLEX PAID TO
       NAME OF TRUSTEE                  TRUST              OF FUND EXPENSES          RETIREMENT               TRUSTEE*
------------------------------- ----------------------- ----------------------- ---------------------- -----------------------
William M. Doran                          $0                     N/A                     N/A                     $0
------------------------------- ----------------------- ----------------------- ---------------------- -----------------------
Robert A. Nesher                          $0                     N/A                     N/A                     $0
------------------------------- ----------------------- ----------------------- ---------------------- -----------------------
John T. Cooney                         $36,354                   N/A                     N/A                   $36,354
------------------------------- ----------------------- ----------------------- ---------------------- -----------------------
Robert A. Patterson                    $36,354                   N/A                     N/A                   $36,354
------------------------------- ----------------------- ----------------------- ---------------------- -----------------------
Eugene B. Peters                       $36,354                   N/A                     N/A                   $36,354
------------------------------- ----------------------- ----------------------- ---------------------- -----------------------
James M. Storey                        $36,354                   N/A                     N/A                   $36,354
------------------------------- ----------------------- ----------------------- ---------------------- -----------------------
George J. Sullivan                     $36,354                   N/A                     N/A                   $36,354
------------------------------- ----------------------- ----------------------- ---------------------- -----------------------

* The Trust is the only investment company in the "Fund Complex."

OWNERSHIP OF FUND SECURITIES

         The table below shows the dollar range of equity securities beneficially owned by each Nominee as of December 31, 2004:

------------------------------ -------------------------------------------------------- -------------------------------------
                                                                                          AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                        SECURITIES IN ALL FUNDS OVERSEEN OR
                                                                                            TO BE OVERSEEN BY TRUSTEE OR
                                                                                          NOMINEE IN FAMILY OF INVESTMENT
       NAME OF NOMINEE              DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND                     COMPANIES
------------------------------ -------------------------------------------------------- -------------------------------------
William M. Doran
------------------------------ -------------------------------------------------------- -------------------------------------
Robert A. Nesher
------------------------------ -------------------------------------------------------- -------------------------------------
John T. Cooney
------------------------------ -------------------------------------------------------- -------------------------------------
Robert A. Patterson
------------------------------ -------------------------------------------------------- -------------------------------------
Eugene B. Peters
------------------------------ -------------------------------------------------------- -------------------------------------
James M. Storey
------------------------------ -------------------------------------------------------- -------------------------------------
George J. Sullivan
------------------------------ -------------------------------------------------------- -------------------------------------
Betty L. Krikorian
------------------------------ -------------------------------------------------------- -------------------------------------
Charles E. Carlbom
------------------------------ -------------------------------------------------------- -------------------------------------
Mitchell A. Johnson
------------------------------ -------------------------------------------------------- -------------------------------------

MEETINGS AND COMMITTEES OF THE BOARD OF TRUSTEES

         The table below provides information about the number of Board meetings held during each Fund's most recently completed fiscal year, and which Board members attended such meetings.

----------------------------------------------------- ------------------------------ ----------------------------------------
                                                         NUMBER OF BOARD MEETINGS
                                                         HELD DURING MOST RECENT
                FUND AND FISCAL YEAR                         FISCAL YEAR                     TRUSTEES IN ATTENDANCE
----------------------------------------------------- ------------------------------ ----------------------------------------
Analytic Defensive Equity Fund, Analytic Global                     6                The Trustees attended all meetings,
Long-Short Fund, and Analytic Short-Term Income Fund                                 except Mr. Peters, who was absent from
                                                                                     one meeting.
December 31, 2003
----------------------------------------------------- ------------------------------ ----------------------------------------
Cambiar Opportunity Fund, Cambiar International                     6                The Trustees attended all meetings,
Equity Fund, Cambiar Conquistador Fund, and Chicago                                  except Mr. Peters, who was absent from
Asset Management Value Portfolio                                                     one meeting.

April 30, 2004
----------------------------------------------------- ------------------------------ ----------------------------------------
All Other Funds                                                     7                The Trustees attended all meetings,
                                                                                     except Mr. Peters, who was absent from
October 31, 2004                                                                     one meeting.
----------------------------------------------------- ------------------------------ ----------------------------------------

         AUDIT COMMITTEE. The Board of Trustees has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent auditor to the Trust and certain other affiliated entities; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met as follows during each Fund's most recently completed fiscal year.

---------------------------------------------------------------------------- ------------------------------------------------
                                                                           NUMBER OF AUDIT COMMITTEE MEETINGS HELD DURING
                          FUND AND FISCAL YEAR                                          MOST RECENT FISCAL YEAR
---------------------------------------------------------------------------- ------------------------------------------------
Analytic Defensive Equity Fund, Analytic Global Long-Short Fund, and                                4
Analytic Short-Term Income Fund

December 31, 2003
---------------------------------------------------------------------------- ------------------------------------------------
Cambiar Opportunity Fund, Cambiar International Equity Fund, Cambiar                                4
Conquistador Fund, and Chicago Asset Management Value Portfolio

April 30, 2004
---------------------------------------------------------------------------- ------------------------------------------------
All Other Funds                                                                                     5

October 31, 2004
---------------------------------------------------------------------------- ------------------------------------------------

         NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The principal responsibilities of the Nominating Committee are to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee has adopted a charter, a copy of which is attached hereto as Exhibit A. It is the Nominating Committee's policy to review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's office. The Nominating Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership. As of the date of this Proxy Statement, the Nominating Committee has not adopted such specific qualifications. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and met three times during each Fund's most recently completed fiscal year.

         FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met as follows during each Fund's most recently completed fiscal year.

---------------------------------------------------------------------------- ------------------------------------------------
                                                                                 NUMBER OF FAIR VALUE PRICING COMMITTEE
                        FUND AND FISCAL YEAR                                 MEETINGS HELD DURING MOST RECENT FISCAL YEAR
---------------------------------------------------------------------------- ------------------------------------------------
Analytic Defensive Equity Fund, Analytic Global Long-Short Fund, and                               34
Analytic Short-Term Income Fund

December 31, 2003
---------------------------------------------------------------------------- ------------------------------------------------
Cambiar Opportunity Fund, Cambiar International Equity Fund, Cambiar                               35
Conquistador Fund, and Chicago Asset Management Value Portfolio

April 30, 2004
---------------------------------------------------------------------------- ------------------------------------------------
All Other Funds                                                                                    41

October 31, 2004
---------------------------------------------------------------------------- ------------------------------------------------

COMMUNICATIONS WITH THE BOARD

         Shareholders wishing to submit written communications to the Board should send their communications to SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

BOARD APPROVAL OF THE ELECTION OF TRUSTEES

         At the meeting of the Board of Trustees held on November 16, 2004, the Board of Trustees voted to approve a Special Shareholder Meeting to elect each of the Nominees as a Trustee of the Trust. Prior to such meeting, the Board met several times to consider approximately ten new Trustee candidates. Before making its final recommendation, the Board conducted two in-person interviews with each Candidate. The Board also considered, among other factors, each Nominee's experience and qualifications and determined that each Nominee is qualified to serve or continue to serve as a Trustee. In voting to approve the Nominees, the Board of Trustees also considered various matters related to the management and long-term welfare of the Trust.

SHAREHOLDER APPROVAL OF THE ELECTION OF TRUSTEES

         At the Special Meeting, it is proposed that ten Trustees be elected to hold office until their successors are duly elected and qualified. The election of Trustees requires the affirmative vote of a plurality of all votes cast at the Special Meeting, provided that a majority of the shares entitled to vote are present in person or by proxy at the Special Meeting. The persons named in the accompanying proxy intend, in the absence of contrary instructions, to vote all proxies on behalf of the shareholders for the election of Robert A. Nesher, William M. Doran, John T. Cooney, Robert A. Patterson, Eugene B. Peters, James
M. Storey, George J. Sullivan, Betty L. Krikorian, Charles E. Carlbom, and Mitchell A. Johnson. If you return your proxy but give no voting instructions, your shares will be voted FOR all Nominees named herein. If the Nominees are not approved by shareholders of the Trust, the current Boards of Trustees will remain in place and will consider alternative nominations.


                   THE BOARD OF TRUSTEES RECOMMENDS THAT YOU
                         VOTE FOR EACH OF THE NOMINEES

                             ADDITIONAL INFORMATION

EXECUTIVE OFFICERS OF THE TRUST

         Information about the Trust's current principal executive officers is set forth below. The mailing address of each officer is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

-------------------------- -------------------- -------------- --------------------------------------------- ----------------
      NAME AND AGE                                 TERM OF                                                      NUMBER OF
                                                 OFFICE AND                                                   FUNDS IN THE
                           POSITION WITH THE      LENGTH OF        PRINCIPAL OCCUPATION DURING THE            FUND COMPLEX
                                  TRUST          TIME SERVED                 PAST FIVE YEARS                 TO BE OVERSEEN
-------------------------- -------------------- -------------- --------------------------------------------- ----------------
James F. Volk, 42          President            No set term;   Senior Operations Officer, SEI Funds                38
                                                served since   Accounting and Administration since 1996.
                                                2003
-------------------------- -------------------- -------------- --------------------------------------------- ----------------
Peter Golden, 40           Controller and       No set term;   Director of Global Fund Services since June         38
                           Chief Financial      served since   2001. Vice President of Funds
                           Officer              2003           Administration for J.P. Morgan Chase & Co.
                                                               from 2000 to 2001.  Vice President of
                                                               Pension and Mutual Fund Accounting for
                                                               Chase Manhattan Bank from 1997 to 2000.
-------------------------- -------------------- -------------- --------------------------------------------- ----------------
William E. Zitelli, Jr.,   Chief Compliance     No set term;   Employed by SEI Investments Company since           38
36                         Officer              served since   2000.  Vice President, Merrill Lynch & Co.
                                                2004           Asset Management Group from 1998 to 2000.
-------------------------- -------------------- -------------- --------------------------------------------- ----------------
James Ndiaye, 36           Vice President and   No set term;   Employed by SEI Investments Company since           38
                           Secretary            served since   October 2004.  Vice President, Deutsche
                                                2004           Asset Management from 2003 to 2004.
                                                               Associate, Morgan, Lewis & Bockius, LLP
                                                               from 2000 to 2003.  Counsel, Assistant Vice
                                                               President, ING Variable Annuities Group
                                                               from 1999 to 2000.
-------------------------- -------------------- -------------- --------------------------------------------- ----------------
Timothy D. Barto, 36       Vice President and   No set term;   Employed by SEI Investments Company since           38
                           Assistant Secretary  served since   October 1999. General Counsel, Vice
                                                1999           President and Secretary of the
                                                               Administrator since 2004 and Vice President
                                                               of SEI Investments Distribution Company,
                                                               1999-2003.  Associate, Dechert Price &
                                                               Rhoads (law firm), 1997-1999.
-------------------------- -------------------- -------------- --------------------------------------------- ----------------
John Munera, 42            Vice President and   No set term;   Middle Office Compliance Officer at SEI             38
                           Assistant Secretary  served since   Investments since 2000.  Supervising
                                                2002           Examiner at Federal Reserve Bank of
                                                               Philadelphia from 1998 to 2000.
-------------------------- -------------------- -------------- --------------------------------------------- ----------------
Philip T. Masterson, 40    Vice President and   No set term;   Employed by SEI Investments Company since           38
                           Assistant Secretary  served since   August 2004.  General Counsel, Citco Mutual
                                                2004           Fund Services from 2003 to 2004.
                                                               OppenheimerFunds, Vice President and Assistant
                                                               Counsel from 1997 to 2001 and Vice President
                                                               and Associate Counsel from 2001 to 2003.
-------------------------- -------------------- -------------- --------------------------------------------- ----------------

TRUSTEE AND OFFICER FUND OWNERSHIP

         As of the Record Date, the Trust's Trustees and officers, collectively, owned less than one percent (1%) of the outstanding shares of the Trust.

INVESTMENT ADVISERS

         The following investment advisers provide investment management services to each of the Funds:

-------------------------------------------------------------- ---------------------------------------------------------------
FUND                                                                           INVESTMENT ADVISER AND ADDRESS
                                                               ---------------------------------------------------------------
-------------------------------------------------------------- ---------------------------------------------------------------
Acadian Emerging Markets Portfolio                             Acadian Asset Management, Inc.
                                                               Ten Post Office Square, 8th floor
                                                               Boston, MA  02109
-------------------------------------------------------------- ---------------------------------------------------------------
AIG Money Market Fund                                          AIG Global Investment Corp.
                                                               70 Pine Street, 20th Floor
                                                               New York, NY  10270
-------------------------------------------------------------- ---------------------------------------------------------------
Analytic Defensive Equity Fund                                 Analytic Investors, Inc.
Analytic Global Long-Short Fund                                500 South Grand Avenue, 23rd Floor
Analytic Short-Term Income Fund                                Los Angeles, CA 90071
-------------------------------------------------------------- ---------------------------------------------------------------
Cambiar Opportunity Fund                                       Cambiar Investors, Inc.
Cambiar International Equity Fund                              2401 East Second Street
Cambiar Conquistador Fund                                      Suite 400
                                                               Denver, CO  80206
-------------------------------------------------------------- ---------------------------------------------------------------
Chicago Asset Management Value Portfolio                       Chicago Asset Management Company
                                                               70 West Madison Street
                                                               Suite 400
                                                               Chicago, IL 60602
-------------------------------------------------------------- ---------------------------------------------------------------
CB Core Equity Fund                                            Central Bank & Trust (CB Investment Managers LLC-Adviser)
                                                               300 W. Vine Street
                                                               Lexington, KY  40507
-------------------------------------------------------------- ---------------------------------------------------------------
Chartwell U.S. Equity Fund                                     Chartwell Investment Partners
Chartwell Small Cap Value Fund                                 1235 Westlakes Drive, Suite 400
                                                               Berwyn, PA  19312
-------------------------------------------------------------- ---------------------------------------------------------------
Commerce Capital Government Money Market Fund                  Commerce Capital Markets/Commerce Bank
Commerce Capital Treasury Obligations Money Market Fund        One Commerce Square
                                                               2005 Market Street, Suite 200
                                                               Philadelphia, PA  19103
-------------------------------------------------------------- ---------------------------------------------------------------
FMA Small Company Portfolio                                    Fiduciary Management Associates, Inc.
                                                               55 W. Monroe Street - Suite 2550
                                                               Chicago, IL  60603
-------------------------------------------------------------- ---------------------------------------------------------------
FMC Select Fund                                                First Manhattan Co.
FMC Strategic Value Fund                                       437 Madison Avenue
                                                               New York, NY  10022-7002
-------------------------------------------------------------- ---------------------------------------------------------------
Haverford Quality Growth Stock Fund                            Haverford Investment Management, Inc.
                                                               Three Radnor Corporate Center
                                                               Suite 450
                                                               Radnor, PA 19087-4546
-------------------------------------------------------------- ---------------------------------------------------------------
HGK Equity Value Fund                                          HGK Asset Management, Inc.
                                                               Newport Tower
                                                               525 Washington Blvd.
                                                               Jersey City, NJ  07310
-------------------------------------------------------------- ---------------------------------------------------------------
ICM Small Company Portfolio                                    Investment Counselors of Maryland, LLC
                                                               803 Cathedral Street
                                                               Baltimore, MD  21201
-------------------------------------------------------------- ---------------------------------------------------------------
Japan Smaller Companies Fund                                   Prospect Asset Management, Inc.
                                                               6700 Kalanianaole Hwy, Suite 122
                                                               Honolulu, Hawaii  96825
-------------------------------------------------------------- ---------------------------------------------------------------

-------------------------------------------------------------- ---------------------------------------------------------------
FUND                                                                           INVESTMENT ADVISER AND ADDRESS
-------------------------------------------------------------- ---------------------------------------------------------------
LSV Value Equity Fund                                          LSV Asset Management
                                                               1 N. Wacker Drive
                                                               Chicago, IL  60606
-------------------------------------------------------------- ---------------------------------------------------------------
The McKee International Equity Portfolio                       C.S. McKee, L.P.
                                                               One Gateway Center
                                                               Pittsburgh, PA  15222
-------------------------------------------------------------- ---------------------------------------------------------------
Rice Hall James Micro Cap Portfolio                            Rice Hall James & Associates
Rice Hall James Small/Mid Cap Portfolio                        600 West Broadway Street - Suite 1000
Rice Hall James Mid Cap Portfolio                              San Diego, CA  92101
-------------------------------------------------------------- ---------------------------------------------------------------
Sterling Capital Small Cap Value Fund                          Sterling Capital Management, LLC
Sterling Capital Balanced Fund                                 Two Morrocroft Centre
                                                               4064 Colony Road, Suite 300
                                                               Charlotte, NC  28211
-------------------------------------------------------------- ---------------------------------------------------------------
Synovus Large Cap Core Equity Fund                             Synovus Investment Advisors, Inc.
Synovus Mid Cap Value Fund                                     PO Box 120
Synovus Intermediate-Term Bond Fund                            Columbus, GA 31902-0120
Synovus Georgia Municipal Bond Fund
-------------------------------------------------------------- ---------------------------------------------------------------
Toews S&P 500 Hedged Index Fund                                Toews Corporation
Toews Nasdaq-100 Hedged Index Fund                             1500 Market Street
                                                               12th Floor, East Tower
                                                               Philadelphia, PA  19102
-------------------------------------------------------------- ---------------------------------------------------------------
TS&W Equity Portfolio                                          Thompson, Siegel & Walmsley, Inc.
TS&W Fixed Income Portfolio                                    5000 Monument Avenue
TS&W International Equity Portfolio                            Richmond, VA  23230
-------------------------------------------------------------- ---------------------------------------------------------------
United Association S&P 500 Index Fund                          National City Investment Management Co.
                                                               1900 E. Ninth Street
                                                               Cleveland, OH 44114
-------------------------------------------------------------- ---------------------------------------------------------------

DISTRIBUTOR AND PRINCIPAL UNDERWRITER

         SEI Investments Distribution Co., located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, a wholly-owned subsidiary of SEI, acts as the distributor of the Funds.

ADMINISTRATOR

         SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation, a wholly owned subsidiary of SEI Investments Company ("SEI"), is the owner of all beneficial interest in the Administrator.

5% SHAREHOLDERS

         As of the Record Date, the following persons were the only persons who were record owners or, to the knowledge of the Trust, were beneficial owners of 5% or more of the outstanding shares of each fund of the Trust, as described below:

--------------------------------- ------------------------------ ------------------------------ ------------------------------
         TITLE OF CLASS                NAME AND ADDRESS OF           AMOUNT AND NATURE OF            PERCENTAGE OF CLASS
                                        BENEFICIAL OWNER             BENEFICIAL OWNERSHIP
--------------------------------- ------------------------------ ------------------------------ ------------------------------

--------------------------------- ------------------------------ ------------------------------ ------------------------------

--------------------------------- ------------------------------ ------------------------------ ------------------------------

--------------------------------- ------------------------------ ------------------------------ ------------------------------

--------------------------------- ------------------------------ ------------------------------ ------------------------------

INDEPENDENT PUBLIC ACCOUNTANTS

         PRICEWATERHOUSECOOPERS LLP : PricewaterhouseCoopers LLP ("PwC") serves as independent registered public accountants for each of the Funds listed in the table below. PwC has informed the Trust that it has no material direct or indirect financial interest in the Trust. Representatives of PwC are not expected to be present at the Special Meeting, but have been given an opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

---------------------------------------------------------------------------- ------------------------------------------------
                                   FUND                                                      FISCAL YEAR END
---------------------------------------------------------------------------- ------------------------------------------------
Analytic Defensive Equity Fund, Analytic Global Long-Short Fund, and                        December 31, 2003
Analytic Short-Term Income Fund
---------------------------------------------------------------------------- ------------------------------------------------
Cambiar Opportunity Fund, Cambiar International Equity Fund, Cambiar                         April 30, 2004
Conquistador Fund, and Chicago Asset Management Value Portfolio
---------------------------------------------------------------------------- ------------------------------------------------
Acadian Emerging Markets Portfolio, FMA Small Company Portfolio, ICM Small                  October 31, 2004
Company Portfolio, The McKee International Equity Portfolio, Rice Hall James
Micro Cap Portfolio, Rice Hall James Small/Mid Cap Portfolio, Rice Hall James
Mid Cap Portfolio, TS&W Equity Portfolio, TS&W Fixed Income Portfolio, TS&W
International Equity Portfolio, United Association S&P 500 Index Fund
---------------------------------------------------------------------------- ------------------------------------------------

         AUDIT FEES. Audit fees include amounts related to the audit of the Funds' annual financial statements and services normally provided by PwC in connection with the Funds' statutory and regulatory filings. During the two most recently completed fiscal years, the Funds were billed the following audit fees:

------------------------------------------------- ------------------ --------------------------------------------------------
                      FUND                           FISCAL YEAR                           AUDIT FEES
                                                       ENDING
------------------------------------------------- ------------------ --------------------------------------------------------
Analytic Defensive Equity Fund, Analytic Global         2004                                $[_____]
Long-Short Fund, and Analytic Short-Term Income   ------------------ --------------------------------------------------------
Fund                                                    2003                                $[_____]
------------------------------------------------- ------------------ --------------------------------------------------------
Cambiar Opportunity Fund, Cambiar International         2004                                $[_____]
Equity Fund, Cambiar Conquistador Fund, and       ------------------ --------------------------------------------------------
Chicago Asset Management Value Portfolio                2003                                $[_____]
------------------------------------------------- ------------------ --------------------------------------------------------
Acadian Emerging Markets Portfolio, FMA                 2004                                $[_____]
Small Company Portfolio, ICM Small Company        ------------------ --------------------------------------------------------
Portfolio, The McKee International Equity               2003                                $[_____]
Portfolio, Rice Hall James Micro Cap Portfolio,
Rice Hall James Small/Mid Cap Portfolio,
Rice Hall James Mid Cap Portfolio, TS&W
Equity Portfolio, TS&W Fixed Income
Portfolio, TS&W International Equity
Portfolio, United Association S&P
500 Index Fund
------------------------------------------------- ------------------ --------------------------------------------------------

         AUDIT-RELATED FEES. Below are the aggregate fees billed in the Funds' last two fiscal years for assurance and related services by PwC that are reasonably related to the performance of the audit of the Funds' financial statements and are not reported under "Audit Fees" above.

------------------------------------------------- ------------------ ------------------ ------------------ ------------------
                                                                                                             ALL OTHER FEES
                                                                                           ALL FEES AND      AND SERVICES TO
                                                                        ALL FEES AND        SERVICES TO          SERVICE
                                                                      SERVICES TO THE        SERVICE        AFFILIATES THAT
                                                    FISCAL YEAR       FUNDS THAT WERE    AFFILIATES THAT    DID NOT REQUIRE
                   FUND                                ENDING          PRE-APPROVED     WERE PRE-APPROVED    PRE-APPROVAL
------------------------------------------------- ------------------ ------------------ ------------------ ------------------
Analytic Defensive Equity Fund, Analytic Global         2004             $[_____]           $[_____]           $[_____]
Long-Short Fund, and Analytic Short-Term Income   ------------------ ------------------ ------------------ ------------------
Fund                                                    2003             $[_____]           $[_____]           $[_____]
------------------------------------------------- ------------------ ------------------ ------------------ ------------------
Cambiar Opportunity Fund, Cambiar International         2004             $[_____]           $[_____]           $[_____]
Equity Fund, Cambiar Conquistador Fund, and       ------------------ ------------------ ------------------ ------------------
Chicago Asset Management Value Portfolio                2003             $[_____]           $[_____]           $[_____]
------------------------------------------------- ------------------ ------------------ ------------------ ------------------
Acadian Emerging Markets Portfolio, FMA Small           2004             $[_____]           $[_____]           $[_____]
Company Portfolio, ICM Small Company Portfolio,   ------------------ ------------------ ------------------ ------------------
The McKee International Equity Portfolio, Rice          2003             $[_____]           $[_____]           $[_____]
Hall James Micro Cap Portfolio, Rice Hall James
Small/Mid Cap Portfolio, Rice Hall James Mid
Cap Portfolio, TS&W Equity Portfolio, TS&W
Fixed Income Portfolio, TS&W International
Equity Portfolio, United Association S&P 500
Index Fund
------------------------------------------------- ------------------ ------------------ ------------------ ------------------

         TAX FEES. PwC did not bill the Funds for any services related to tax compliance, tax advice, or tax planning during the Funds' two most recently completed fiscal years.

         ALL OTHER FEES. PwC did not bill the Funds for other products and services, other than the services reported above, for the Funds' two most recently completed fiscal years.

         AGGREGATE NON-AUDIT FEES. The aggregate non-audit fees billed by PwC for the last two fiscal years were $0 and $0 for 2004 and 2003, respectively.

         KMPG LLP : KMPG LLP ("KPMG") serves as independent registered public accountants for the AIG Money Market Fund, CB Core Equity Fund, Chartwell Small Cap Value Fund, Chartwell U.S. Equity Fund, Commerce Capital Government Money Market Fund, Commerce Capital Treasury Obligations Money Market Fund, FMC Select Fund, FMC Strategic Value Fund, Haverford Quality Growth Stock Fund, HGK Equity Value Fund, Japan Smaller Companies Fund, LSV Value Equity Fund, Sterling Capital Balanced Fund, Sterling Capital Small Cap Value Fund, Synovus Large Cap Core Equity Fund, Synovus Mid Cap Value Fund, Synovus Intermediate-Term Bond Fund, Synovus Georgia Municipal Bond Fund, Toews S&P 500 Hedged Index Fund and Toews Nasdaq-100 Hedged Index Fund. KPMG has informed the Trust that it has no material direct or indirect financial interest in the Trust. Representatives of KPMG are not expected to be present at the Special Meeting, but have been given an opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

         AUDIT FEES. Audit fees include amounts related to the audit of the Funds' annual financial statements and services normally provided by KPMG in connection with the Funds' statutory and regulatory filings. During the fiscal years ended October 31, 2003 and October 31, 2004, the Funds were billed $[_____] and $[_____], respectively, in audit fees.

         AUDIT-RELATED FEES. Below are the aggregate fees billed in the Funds' last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Funds' financial statements and are not reported under "Audit Fees" above.

------------------------------------------------- ------------------ ------------------ ------------------ ------------------
                                                                                                             ALL OTHER FEES
                                                                                           ALL FEES AND      AND SERVICES TO
                                                                        ALL FEES AND        SERVICES TO          SERVICE
                                                                      SERVICES TO THE        SERVICE        AFFILIATES THAT
                                                    FISCAL YEAR       FUNDS THAT WERE    AFFILIATES THAT    DID NOT REQUIRE
                   FUND                                ENDING          PRE-APPROVED     WERE PRE-APPROVED    PRE-APPROVAL
------------------------------------------------- ------------------ ------------------ ------------------ ------------------
Analytic Defensive Equity Fund, Analytic Global         2004             $[_____]           $[_____]           $[_____]
AIG Money Market Fund, CB Core Equity Fund,       ------------------ ------------------ ------------------ ------------------
Chartwell Small Cap Value Fund, Chartwell U.S.          2003             $[_____]           $[_____]           $[_____]
Equity Fund, Commerce Capital Government Money
Market Fund, Commerce Capital Treasury
Obligations Money Market Fund, FMC Select Fund,
FMC Strategic Value Fund, Haverford Quality Growth
Stock Fund, HGK Equity Value Fund, Japan Smaller
Companies Fund, LSV Value Equity Fund, Sterling Capital
Balanced Fund, Sterling Capital Small Cap Value Fund,
Synovus Large Cap Core Equity Fund, Synovus Mid Cap
Value Fund, Synovus Intermediate-Term Bond Fund,
Synovus Georgia Municipal Bond Fund, Toews
S&P 500 Hedged Index Fund and Toews
Nasdaq-100 Hedged Index Fund
------------------------------------------------- ------------------ ------------------ ------------------ ------------------


         TAX FEES. KPMG did not bill the Funds for any services related to tax compliance, tax advice, or tax planning during the Funds' two most recently completed fiscal years.

         ALL OTHER FEES. KPMG did not bill the Funds for other products and services, other than the services reported above, for the Funds' two most recently completed fiscal years.

         AGGREGATE NON-AUDIT FEES. The aggregate non-audit fees billed by KPMG for the last two fiscal years were $0 and $0 for 2004 and 2003, respectively.

         AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. As of the date of this Proxy Statement, the Audit Committee has not adopted pre-approval policies and procedures. As a result, all services provided by PwC and KPMG must be directly pre-approved by the Audit Committee.

         BOARD CONSIDERATION OF NON-AUDIT SERVICES. During the past year, all non-audit services provided by PwC and KPMG, respectively, to any affiliated service providers were pre-approved by the Trust's Audit Committee. Included in the Audit Committee's pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining PwC's and KPMG's independence, respectively.

SUBMISSION OF SHAREHOLDER PROPOSALS

         The Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. As such, the Trust is not required to, and does not, have annual meetings. Nonetheless, the Board of Trustees may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. The Board of Trustees will give consideration to shareholder suggestions as to nominees for the Board of Trustees. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

VOTING AND OTHER MATTERS

         Abstentions and "broker non-votes" will not be counted for or against the proposal but will be counted for purposes of determining whether a quorum is present. The Trust believes that brokers who hold shares as record owners for beneficial owners have the authority under the rules of the various stock exchanges to vote those shares with respect to the proposals when they have not received instructions from beneficial owners.

         No business other than the matters described above is expected to come before the Special Meeting, but should any matter incident to the conduct of the Special Meeting or any question as to an adjournment of the Special Meeting arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Trust.

ADJOURNMENT

         In the event that sufficient votes in favor of the proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods to permit further solicitation of proxies with respect to the proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of adjournments with respect to a proposal those proxies that they are entitled to vote in favor of such proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. [THE TRUST] will bear the costs of any additional solicitation and any adjourned sessions.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS INCLUDED ON YOUR PROXY CARD.

                                            By Order of the Trustees,


                                            James S. Volk
                                            President
Dated:  [___________], 2005

                                   EXHIBIT A

                          NOMINATING COMMITTEE CHARTER

I.  THE COMMITTEE.

         The Nominating Committee (the "Committee") is a committee of, and established by, the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund, The MDL Funds, The Arbor Fund and Expedition Fund (collectively, the "Trusts"). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of "Independent Trustees." For purposes of this Charter, Independent Trustees shall mean members of the Board who are not interested persons of the Trusts as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").


II.  BOARD NOMINATIONS AND FUNCTIONS.

         1. The Committee shall select and nominate all persons to serve as Independent Trustees. The Committee shall evaluate candidates' qualifications for Board membership and the independence of such candidates from the investment advisers and other principal service providers for the funds of the Trusts. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, E.G., business, financial or family relationships with investment advisers or service providers.

         2. The Committee also shall evaluate the qualifications of and make recommendations for "interested" Trustee candidates to the Board.

         3. The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

         4. The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the applicable Trust's offices. The Committee shall adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.


III.  COMMITTEE NOMINATIONS AND FUNCTIONS.

         1. The Committee has the authority to make recommendations to the full Board for nomination for membership on any committees of the Board.

         2. The Committee is responsible for the adoption and administration of any policy for retirement from Board membership.

         3. The Committee has the authority to review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

         4. The Committee shall, on an annual basis or at least as often as is required by law, review the performance of the Board. The Committee may invite any or all Interested Trustees or others to participate in such reviews as it deems appropriate.

IV.  OTHER POWERS AND RESPONSIBILITIES.

         1. The Committee shall meet at least once each year or more frequently in open or executive sessions. The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate.

         2. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the applicable Fund or Trust.

         3. The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

         4. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the applicable Trust's by-laws. In the event of any inconsistency between this Charter and a Trust's organizational documents, the provisions of the Trust's organizational documents shall govern.

         5. The Committee shall review this Charter as appropriate and recommend any changes to the full Board.

         6. The Committee shall elect one of its members to serve as Chairman, who shall serve until another Chairman is elected.


Adopted: May 18, 2004

                         THE ADVISORS' INNER CIRCLE FUND

                         SPECIAL MEETING OF SHAREHOLDERS

              FORM OF PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
           THE SPECIAL MEETING OF SHAREHOLDERS DATED FEBRUARY 18, 2005

         The undersigned, revoking previous proxies, if any, with respect to the Shares (defined below), hereby appoints Jim Ndiaye and Laurie Brooks as proxies, each with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of The Advisors' Inner Circle Fund (the "Trust") to be held at SEI Investments Company, One Freedom Valley Drive, Oaks, PA, 19456, on February 18, 2005 at 11:00 a.m., EST, and any adjournments or postponements thereof, all shares of beneficial interest of the Meeting ("Shares") on the proposal set forth below regarding (i) the election of the Board of Trustees of the Trust, and (ii) any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. |X| PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO ELECT THE FOLLOWING NOMINEES TO THE BOARD OF TRUSTEES OF THE TRUST:

                                                                       FOR ALL           WITHHOLD ALL      FOR ALL EXCEPT*
(01) Robert A. Nesher         (06) James M. Storey
(02) William M. Doran         (07) George J. Sullivan                    [ ]                 [ ]                 [ ]
(03) John T. Cooney           (08) Betty L. Krikorian
(04) Robert A. Patterson      (09) Charles E. Carlbom
(05) Eugene B. Peters         (10) Mitchell A. Johnson

*Instruction: To withhold authority to vote for any Nominees, mark "FOR ALL EXCEPT" and write the number(s) of the Nominee(s) on the line below.

______________________________________

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Dated:                              , 2005
        ----------------------------
                                                  ------------------------
                                                  Signature of Shareholder

                                                  ------------------------
                                                  Signature (Joint owners)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND. [INSERT INTERNET VOTING INSTRUCTIONS HERE]